Exhibit 99.4

                                                                  Execution Copy

                        RECONSTITUTED SERVICING AGREEMENT

      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of February, 2003, by and between LEHMAN BROTHERS BANK, FSB, a federal savings bank (the "Seller" or "Lehman Brothers Bank, FSB"), and CENDANT MORTGAGE CORPORATION, a New Jersey corporation (the "Servicer") having an office at 6000 Atrium Way, Mt. Laurel, New Jersey 08054, recites and provides as follows:

                                    RECITALS

      WHEREAS, the Seller acquired certain first lien, residential mortgage loans from the Servicer and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) ("Bishop's Gate"), which Mortgage Loans were either originated or acquired by the Servicer or Bishop's Gate, pursuant to a Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of February 1, 2002 (the "Servicing Agreement"), by and among the Seller, as purchaser, the Servicer, as seller and servicer and Bishop's Gate, as seller, which is annexed hereto as Exhibit B.

      WHEREAS, the Seller has conveyed the mortgage loans (the "Mortgage Loans") identified on Exhibit C to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to Wells Fargo Bank Minnesota, National Association (the "Trustee"), pursuant to a trust agreement dated as of February 1, 2003 (the "Trust Agreement"), by and among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora", and together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

      WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for the Seller pursuant to the Servicing Agreement.

      WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so.

      WHEREAS, the Seller and the Servicer agree that the provisions of the Servicing Agreement, as amended hereby with respect to the Mortgage Loans, shall continue to apply to the Mortgage Loans, and shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

      WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

      WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

      1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

      2. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

      3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2003-6A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Bank, FSB as purchaser under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Purchaser" as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Brothers Bank, FSB under the Servicing Agreement; and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

      4. Compliance with HOEPA. The Servicer is currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

      5. No Representations. Except as described herein, neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made in Section 3.03 of the Servicing Agreement) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto. The Servicer hereby makes the following additional representations which may be enforced in accordance with the Servicing Agreement:

      (a) No Mortgage Loan originated on or after October 1, 2002 and secured by a Mortgaged Property located in the State of Georgia is a "home loan" and is either a "covered" or "high cost loan" as defined in the Georgia Fair Lending Act, as amended.

      6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may


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

designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

      All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

            Aurora Loan Services Inc.
            2530 South Parker Road
            Suite 601
            Aurora, Colorado 80014
            Attention: E. Todd Whittemore, Master Servicing, SASCO 2003-6A
            Telephone: (303) 632-3422
            Telecopier: (303) 632-3123

      All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

            JPMorgan Chase Bank
            New York, New York
            ABA#:  021-000-021
            Account Name: Aurora Loan Services Inc., Master Servicing Payment
                          Clearing Account
            Account No.: 066-611059
            Beneficiary: Aurora Loan Services Inc.
            For further credit to: SASCO 2003-6A

      All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

            Wells Fargo Bank Minnesota, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045-1951
            Attention: Client Manager - SASCO 2003-6A
            Telephone: (410) 884-2000
            Facsimile: (410) 884-8263

      All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

            Lehman Brothers Bank, FSB
            745 Seventh Avenue, 8th Floor
            New York, New York 10019
            Attention: Gary Taylor
            Telephone: (212) 526-7527
            Facsimile: (212) 526-0323

      All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.


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

      7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

      8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.


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

      Executed as of the day and year first above written.

                                               LEHMAN BROTHERS BANK, FSB,
                                                 as Seller

                                               By:
                                                   -----------------------------
                                                   Name:  Gary Taylor
                                                   Title: Vice President


                                               CENDANT MORTGAGE CORPORATION,
                                                 as Servicer

                                               By:
                                                   -----------------------------
                                                   Name:  Brian King
                                                   Title: Vice President

Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer

By:
    -------------------------------
    Name: E. Todd Whittemore
    Title: Executive Vice President


WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee

By:
    -------------------------------
    Name:  Stacey M. Wainwright
    Title  Assistant Vice President

                                    EXHIBIT A

                    Modifications to the Servicing Agreement

1. Unless otherwise specified herein, for purposes of this Servicing Agreement, including definitions, relating to (i) representations and warranties of the Purchaser and (ii) the sale and purchase of the Mortgage Loans, (iii) Funding Dates and (iv) Specially Serviced Mortgage Loans, shall be disregarded. The exhibits to the Servicing Agreement and all references to such exhibits shall also be disregarded.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. A new definition of "Adverse REMIC Event" is hereby added to Article I to read as follows:

            "Adverse REMIC Event": As defined in Article X of the Trust
            Agreement.

4. The definition of "Collection Account" is hereby amended to change the words "the Purchaser of Mortgage Loans under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 1, 2002" to "SASCO 2003-6A Trust Fund".

5. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

            "Custodial Agreement" means the Custodial Agreement dated as of February 1, 2003 between the Custodian and the Trustee.

6. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

            "Custodian" means LaSalle Bank, National Association, any successor in interest or any successor custodian appointed pursuant to the Custodial Agreement.

7. The definition of "Cut Off Date" in Article I is hereby amended in its entirety to read as follows:

            "Cut Off Date": The close of business on February 1, 2003.

8. The definition of "Eligible Account" is hereby amended and restated in its entirety to read as follows:

            "Eligible Account": One or more accounts that are maintained with
            (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

9. The definition of "Escrow Account" in Article I is hereby amended by changing the words "the Purchaser under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 1, 2002 (as amended), and various mortgagors" therein to "SASCO 2003-6A Trust Fund".

10. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

            "Mortgage Loan Schedule": The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans, which Mortgage Loan Schedule is attached as Exhibit B to this Agreement.

11. A new definition of "Opinion of Counsel" is hereby added to Article I to read as follows:

            "Opinion of Counsel" A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or
            (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee and Lehman Brothers Bank, FSB, who (i) is in fact independent of any Seller, the Servicer and any Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any Master Servicer of the Mortgage Loans or in an affiliate of any such entity and (iii) is not connected with any Seller, the Servicer or any Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

12. A new definition of "REMIC Provisions" is hereby added to Article I to read as follows:

            "REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time."

13. The definition of "REO Property" in Article I is hereby amended by replacing the word "Purchaser" with "Trustee on behalf of the Trust Fund".

14. The parties hereto acknowledge that Section 2.02 (Possession of Mortgage Files) shall be inapplicable to this Agreement, as superseded by the provisions of the Custodial Agreement and the Trust Agreement.

15. The parties hereto acknowledge that Section 2.05 (Transfer of Mortgage Loans) of the Servicing Agreement shall be modified to indicate that the Custodian shall prepare and execute at the direction of the Seller any note endorsements in connection with transfer of the Mortgage Loans to the Trust Fund as the owner of the Mortgage Loans and that the Seller shall pay for any fees associated with the preparation and execution of such note endorsements to the Trust Fund.

16. For purposes of servicing only, the second, third, fourth and fifth paragraphs of Section 3.04 (Repurchase) are hereby restated to read as follows:

            (3) Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.02 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Master Servicer with the prior consent and approval of the Trustee. Such assignment shall be made in accordance with Section 12.01.

            (4) In addition, the Servicer shall indemnify (from its own funds) the Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.04 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

            (5) Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in
            Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement

17. Section 5.01(3)(c)(3) is hereby amended by replacing the word "Purchaser" with "Master Servicer".

18. Section 5.01(3) is hereby amended by removing the word "and" at the end of subsection (e), replacing the period at the end of subsection (f) with a semicolon and adding a new subsection (g) thereto to read as follows:

            "(g) the Servicer shall not, unless default by the related Mortgagor has occurred or is, in the reasonable judgment of the Servicer, imminent, knowingly permit any modification, waiver or amendment of any material term of any Mortgage Loan (including but not limited to the interest rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan or the collateral therefor) unless the Servicer shall have provided to the Master Servicer and the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event."

19. The parties hereto acknowledge that the reference to each Funding Date in the second paragraph of Section 5.04 shall mean the "close of business on February 1, 2003."

20.   Section 5.04(10) is hereby amended in its entirety to read as follows:

            "(10) interest on the amount of any Principal Prepayment at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs, such deposit to be made from the Servicer's own funds without reimbursement therefor."

21. Section 5.13 (Management of REO Properties) is hereby amended by replacing the second paragraph of such section thereof with the following:

            "In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the Trust Fund may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

            Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes."

22. Section 5.15 (Realization Upon Specially Serviced Mortgage Loans and REO Properties) is hereby amended by changing the words "2 years" in the last sentence of the third paragraph thereof to "3 years".

23. Section 6.01 (Remittances) is hereby amended by replacing the word "Purchaser" with "Master Servicer" and by replacing paragraphs (1) and (2) of such section with the following:

                  "(1) On each Remittance Date, the Servicer shall remit to the
            Purchaser (a) all amounts credited to the Collection Account as of the close of business on the last day of the related Due Period (including (1) the amount of any Principal Prepayment, together with interest thereon at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs and
            (2) all proceeds of any REO Disposition net of amounts payable to the Servicer pursuant to Section 5.13), net of charges against or withdrawals from the Collection Account in accordance with Section

            5.05, which charges against or withdrawals from the Collection Account the Servicer shall make solely on such Remittance Date, plus
            (b) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 6.03; provided that the Servicer shall not be required to remit, until the next following Remittance Date, any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period.

                  (2) All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

            JPMorgan Chase Bank
            New York, New York
            ABA#: 021-000-021
            Account Name: Aurora Loan Services Inc., Master Servicing Payment
                          Clearing Account
            Account No.: 066-611059
            Beneficiary: Aurora Loan Services Inc.
            For further credit to: SASCO 2003-6A

24. Section 6.02 (Reporting) is hereby amended by replacing the word "Purchaser" with "Master Servicer" and by replacing the first paragraph of such section with the following:

                  Not later than the 10th calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

25. Section 6.03 (Monthly Advances by Servicer) is hereby amended by adding the following new sentence immediately following the second sentence of such section:

                  Any Prepaid Monthly Payments so used to make Monthly Advances shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date.

26. Sections 7.04 (Annual Statement as to Compliance) and 7.05 (Annual Independent Certified Public Accountants' Servicing Report) are hereby amended by replacing the word "Purchaser" with "Master Servicer," replacing the words "March 31" with "the last day of February" and replacing the words "March 31, 2002" with "February 28, 2004."

27. Section 9.01 (Indemnification; Third Party Claims) is hereby amended by changing the word "Purchaser" to "Master Servicer, Trustee and the Trust Fund."

28. Section 9.02 (Merger or Consolidation of the Seller) is hereby amended by changing the word "Purchaser" to "Trustee" where it appears in the proviso to the second sentence thereof.


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

29. Section 9.04 (Servicer Not to Resign) is hereby amended in its entirety to read as follows:

                  The Servicer shall neither assign this Agreement or the
            servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties, provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

30.   Section 10.01 (Events of Default) is hereby amended as follows:

      (a) changing the words "3 Business Days" in Section 10.01(1) to "1 Business Day";

      (b) deleting the remainder of Section 10.01(1) and by changing the words "45 days and 45-day" in Section 10.01(2) to "15 days and 15-day" respectively; and

      (c) amending subclause (6) as follows: "Cendant Mortgage at any time is neither FNMA or FHLMC approved servicer, and the Master Servicer has not terminated the rights and obligations of Cendant Mortgage under this Agreement and replaced Cendant Mortgage with a FNMA or FHLMC approved servicer within 30 days of the absence of such approval;".

31.   The parties hereto acknowledge that the remedies set forth in Section
      10.01 may be exercised by either the Master Servicer or the Trustee on behalf of the Trust Fund.

32. Section 11.01 (Term and Termination) is hereby amended by changing the references to "Purchaser" in the second and third paragraph of such section to "Master Servicer."

33. Section 11.02 (Termination without Cause) is hereby deleted in its entirety.

34. Section 12.01 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

                  Simultaneously with the termination of the Servicer's
            responsibilities and duties under this Agreement (a) pursuant to Sections 9.04, 10.01, 11.01 or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement set forth in
            Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other Mortgage Loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Bank, FSB, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a


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

            letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this
            Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 3.02 and the remedies available to the Trustee under Sections 3.04 and 9.01, it being understood and agreed that the provisions of such Sections 3.02, 3.04 and 9.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in
            Section 3.02 and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 12.01 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  The Servicer shall deliver within ten (10) Business Days to the successor Servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the

            Servicer.

                  Upon a successor's acceptance of appointment as such, the
            Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

35. Section 12.07 (Waivers and Amendments, Noncontractual Remedies; Preservation of Remedies) is hereby amended by adding the following two paragraphs to the end of such Section 12.07:

            Notwithstanding anything to the contrary elsewhere in this Agreement, the Servicer shall not waive a prepayment penalty or charge except under the following circumstances: (i) such waiver would, in the reasonable judgment of Servicer, maximize total proceeds taking into account the value of such prepayment penalty or charge or (ii) the Servicer obtains a written Opinion of Counsel, which may be in-house counsel for the Servicer, opining that any prepayment penalty or charge is not legally enforceable in the circumstances under which the related Principal Prepayment occurs. In the event that the Servicer waives any prepayment penalty or charge, other than as set forth in (i) above, the Servicer shall deposit the amount of any such prepayment penalty or charge in the Custodial Account for distribution to the Purchaser on the next Remittance Date.

            Notwithstanding anything to the contrary elsewhere in this Agreement, the Servicer shall deposit the full amount of any prepayment penalty or charge that is identified on the Mortgage Loan
            Schedule into the Custodial Account at the time the related prepayment penalty is deposited therein if and to the extent a Mortgage Loan identified on the Mortgage Loan Schedule as having a prepayment penalty or charge prepays regardless of whether the actual prepayment penalty or charge is lower than described in the Mortgage Loan Schedule or is not a contractual obligation of the borrower on the Mortgage Note.

36. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

            Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

37. A new Section 12.13 (Request for Release) is hereby added to read as follows:

            Request for Release. When requesting a release of documents from the Custodian, the Servicer shall use the form attached hereto as Exhibit E.

38. A new Section 12.14 (Officer's Certificate) is hereby added to read as follows:

      (a) By February 28th of each year, or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Servicer or any officer to whom that officer reports, to the Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Servicer of that fact, and (ii) the Servicer shall not be required to provide the Officer's Certificate described in this subsection (a).

                                    EXHIBIT B

                               Servicing Agreement

                                See Exhibit #99.6

                                    EXHIBIT C

                             Mortgage Loan Schedule

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT D-1

                  STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals


                                     D-1-1

                                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                           .00 IF PAIDOFF


                                     D-1-2

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

 1.  Deal Identifier by Loan
 2.  SBO Loan Number
 3.  Loan Number
 4.  Investor Loan Number
 5.  Street Address
 6.  City
 7.  State
 8.  Zip Code
 9.  Original Loan Amount
10.  Origination Date
11.  First Payment Date
12.  Current Loan Amount
13.  Current Interest Rate
14.  Current P&I Payment Amount
15.  Scheduled Balance
16.  Scheduled Due Date
17.  Next Rate Adjustment Date
18.  Next Payment Adjustment Date
19.  Loan Term
20.  Loan Type
21.  Servicing Fee
22.  Product Type
23.  Property Type
24.  Ownership Code
25.  Actual Due Date
26.  Delinquency Status
27.  Reason for Default
28.  FC Flag
29.  Date Loan Reinstated
30.  FC Suspended Date
31.  Reason Suspended
32.  FC Start Date (referral date)
33.  Actual Notice of Intent Date
34.  Actual First Legal Date
35.  Date Bid Instructions Sent
36.  Date F/C Sale Scheduled
37.  Foreclosure Actual Sale Date
38.  Actual Redemption End Date
39.  Occupancy Status
40.  Occupancy Status Date
41.  Actual Eviction Start Date
42.  Actual Eviction Complete Date
43.  Loss Mit Workstation Status
44.  Loss Mit Flag
45.  Loss Mit Type
46.  Loss Mit Start Date
47.  Loss Mit Approval Date


                                     D-2-1

48.  Loss Mit Removal Date
49.  REO Flag
50.  Actual REO Start Date
51.  REO List Date
52.  REO List Price
53.  Date REO Offer Received
54.  Date REO Offer Accepted
55.  REO Scheduled Close Date
56.  REO Actual Closing Date
57.  REO Net Sales proceeds
58.  REO Sales Price
59.  Paid Off Code
60.  Paid in Full Date
61.  MI Certificate Number
62.  MI Cost
63.  Other Advance Expenses
64.  T&I Advances
65.  Interest Advances
66.  Liquidation Status
67.  BK Atty Fees & Costs
68.  FC Atty Fees & Costs
69.  Eviction Atty Fees & Costs
70.  Appraisal, BPO Costs
71.  Property Preservation Fees
72.  Actual  Claim Filed Date
73.  Actual Claim Amount Filed
74.  Claim Amount Paid
75.  Claim Funds Received Date
76.  Realized Gain or Loss
77.  BK Flag
78.  Bankruptcy Chapter
79.  Actual Bankruptcy Start Date
80.  Actual Payment Plan Start Date
81.  Actual Payment Plan End Date
82.  Date POC Filed
83.  Date Filed Relief/Dismissal
84.  Relief/Dismissal Hearing Date
85.  Date Relief/Dismissal Granted
86.  Post Petition Due Date
87.  Prepayment Flag
88.  Prepayment Waived
89.  Prepayment Premium Collected
90.  Partial Prepayment Amount Collected
91.  Prepayment Expiration Date
92.  Origination Value Date
93.  Origination Value Source
94.  Original Value Amount
95.  FC Valuation Amount
96.  FC Valuation Source
97.  FC Valuation Date
98.  REO Value Source


                                     D-2-2

99.  REO  Value(As-is)
100. REO  Repaired Value
101. REO Value Date
102. Investor/Security Billing Date Sent


                                     D-2-3

                                    EXHIBIT E

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

                                                         _______________________
                                                                 [Date]

[Custodian]
[Address]
Attention:  [              ]

      In connection with the administration of the mortgages held by you as Custodian under a certain Custodial Agreement dated as of February 1, 2003, between Wells Fargo Bank, Minnesota, National Association, as Trustee, and you, as Custodian (the "Custodial Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

     Mortgagor's Name:

     Address:

     Loan No.:

     Reason for requesting file:

      ___ 1. Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

      ___ 2. Mortgage Loan being foreclosed.

      ___ 3. Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

      ___ 4. Other. (Describe.)

      The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased (in which case the Mortgage File will be retained by us permanently).

      Capitalized terms used herein shall have the meanings ascribed to them in the Custodial Agreement.


                                                --------------------------------
                                                CENDANT MORTGAGE CORPORATION


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title: Servicing Officer

                                    EXHIBIT F

                                SEC CERTIFICATION

Structured Asset Securities Corporation
745 7th Avenue, 7th Floor
New York, New York

Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado  80014

Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-6A

Reference is made to the Reconstituted Servicing Agreement, dated as of February 1, 2003 (the "Agreement"), by and between Lehman Brothers Bank, FSB, as Seller and Cendant Mortgage Corporation, as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer hereby certify to Aurora Loan Services, Inc. (the "Master Servicer") and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the information in the Annual Statement of Compliance, and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Statement of Compliance;

3. Based on my knowledge, the Servicing Information required to be provided to the Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer;

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon the review required under the Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, the Servicer has, as of the last day of the period covered by the Annual Statement of Compliance fulfilled its obligations under the Agreement; and

5. I have disclosed to the Master Servicer and the Depositor all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement.

                                                 Name:
                                                        ------------------------
                                                 Title:
                                                        ------------------------
                                                 Date:
                                                        ------------------------


                                      F-2